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[LOGO OF METLIFE INVESTORS]
                                                                                                      SEND APPLICATION AND CHECK TO:
                                                                                           FIRST METLIFE INVESTORS INSURANCE COMPANY
Home Office Address (no correspondence)                                                        Policy Service Office: P.O. Box 10366
200 Park Avenue . New York, NY 10166                        VARIABLE ANNUITY                             Des Moines, Iowa 50306-0366
First MetLife Investors Variable Annuity Class S              APPLICATION                        FOR ASSISTANCE CALL: THE SALES DESK
____________________________________________________________________________________________________________________________________

PRODUCT SELECTION (PLEASE SELECT ONE)
____________________________________________________________________________________________________________________________________

[ ] Class S (Standard)  [ ] Class S with L-Share Option

____________________________________________________________________________________________________________________________________

ACCOUNT INFORMATION
____________________________________________________________________________________________________________________________________

1. ANNUITANT
____________________________________________________________________________________________________________________________________

  _______________________________________________________________  Social
  Name         (First)        (Middle)       (Last)                Security Number               -                -
                                                                                   _____________   ______________   _____________

                                                                   Sex [ ] M  [ ] F        Date of Birth ______/______/______

  _______________________________________________________________
  Address      (Street)       (City)         (State)      (Zip)    Phone(_____) _________________________________________________

____________________________________________________________________________________________________________________________________

2. OWNER (COMPLETE ONLY IF DIFFERENT THAN ANNUITANT)
____________________________________________________________________________________________________________________________________

  Correspondence is sent to the Owner.

  _______________________________________________________________  Social
  Name         (First)        (Middle)       (Last)                Security/Tax ID Number             -            -
                                                                                          ___________   ___________   ___________

                                                                   Sex [ ] M  [ ] F        Date of Birth/Trust ______/______/______

  _______________________________________________________________
  Address      (Street)       (City)         (State)      (Zip)    Phone(_____) _________________________________________________

____________________________________________________________________________________________________________________________________

3. JOINT OWNER
____________________________________________________________________________________________________________________________________

  _______________________________________________________________  Social
  Name         (First)        (Middle)       (Last)                Security Number               -                -
                                                                                   _____________   ______________   _____________

                                                                   Sex [ ] M  [ ] F        Date of Birth ______/______/______

  _______________________________________________________________
  Address      (Street)       (City)         (State)      (Zip)    Phone(_____) _________________________________________________

____________________________________________________________________________________________________________________________________

4. BENEFICIARY
____________________________________________________________________________________________________________________________________

  Show full name(s), address(es), relationship to Owner, Social Security Number(s), and percentage each is to receive. Use the
  Special Requests section if additional space is needed. UNLESS SPECIFIED OTHERWISE IN THE SPECIAL REQUESTS SECTION, IF JOINT
  OWNERS ARE NAMED, UPON THE DEATH OF EITHER JOINT OWNER, THE SURVIVING JOINT OWNER WILL BE THE PRIMARY BENEFICIARY, AND THE
  BENEFICIARIES LISTED BELOW WILL BE CONSIDERED CONTINGENT BENEFICIARIES.

                                                                                                  -           -
  __________________________________________________________________________________________________________________________________
  Primary Name                      Address                           Relationship          Social Security Number          %

                                                                                                  -           -
  __________________________________________________________________________________________________________________________________
  Primary Name                      Address                           Relationship          Social Security Number          %

                                                                                                  -           -
  __________________________________________________________________________________________________________________________________
  Contingent Name                   Address                           Relationship          Social Security Number          %

                                                                                                  -           -
  __________________________________________________________________________________________________________________________________
  Contingent Name                   Address                           Relationship          Social Security Number          %

____________________________________________________________________________________________________________________________________

5. PLAN TYPE                                                                           6. PURCHASE PAYMENT
_____________________________________________________________________________________  _____________________________________________

  [ ] NON-QUALIFIED                                                                    Funding Source of Purchase Payment
                                                                                       __________________________________
  QUALIFIED                                                                            [ ] 1035 Exchange    [ ] Check      [ ] Wire
  [ ] 401
  [ ] 403(b) TSA ROLLOVER*                                                             Initial Purchase
                                                                                       Payment $ ___________________________________
  408 IRA* (check one of the options listed below)                                                     Make Check Payable to
                                                                                                         MetLife Investors
  Traditional IRA             SEP IRA                     Roth IRA
  _______________             _______                     ________                     (Estimate dollar amount for 1035 exchanges,
                                                                                        transfers, rollovers, etc.)
  [ ] Transfer                [ ] Transfer                [ ] Transfer
  [ ] Rollover                [ ] Rollover                [ ] Rollover                 Minimum Initial Purchase Payment:
  [ ] Contribution - Year____ [ ] Contribution - Year____ [ ] Contribution - Year____   $5,000 Non-Qual./$2,000 Qual. - Class S
                                                                                        (Standard)
  *THE ANNUITANT AND OWNER MUST BE THE SAME PERSON.                                     $10,000 Non-Qualified/Qualified - Class S
                                                                                        with L-Share Option
_____________________________________________________________________________________  _____________________________________________

6406 (12/06)                                                                                                                APPVASNY
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_________________________________________________________________

RIDERS                                                             10. AGENT'S REPORT
_________________________________________________________________  _________________________________________________________________

7. BENEFIT RIDERS (subject to age restrictions)                    Does the applicant have any existing life insurance
_________________________________________________________________  policies or annuity contracts?                 [ ] Yes [ ] No

These riders may only be chosen at time of application. Please     Is this annuity being purchased to replace any existing
note, there are additional charges for the optional riders. ONCE   life insurance or annuity policy(ies)?         [ ] Yes [ ] No
ELECTED THESE OPTIONS MAY NOT BE CHANGED.
                                                                   If "Yes", applicable disclosure and replacement forms
1) LIVING BENEFIT RIDERS (Optional. Only ONE of the following      must be attached.
   Riders may be elected)
   [ ] Guaranteed Minimum Income Benefit Plus Rider (GMIB Plus)
   [ ] Single Life - Lifetime Withdrawal Guarantee (LWG)            _______________________________________________________________
   [ ] Joint Life - Lifetime Withdrawal Guarantee (LWG)                                 AGENT'S SIGNATURE

2) DEATH BENEFIT RIDER
   Principal Protection (no additional charge)                      _______________________________________________________________
_________________________________________________________________                             Phone

SIGNATURES
_________________________________________________________________   _______________________________________________________________
                                                                                     Agent's Name and Number
8. REPLACEMENTS
_________________________________________________________________
                                                                    _______________________________________________________________
Does the applicant have any existing life insurance                                  Name and Address of Firm
policies or annuity contracts?                     [ ] Yes [ ] No

Is this annuity being purchased to replace any existing             _______________________________________________________________
life insurance or annuity policy(ies)?             [ ] Yes [ ] No                     State License ID Number

If "Yes," applicable disclosure and replacement forms
must be attached.                                                   _______________________________________________________________
_________________________________________________________________                      Client Account Number
                                                                   _________________________________________________________________
9. ACKNOWLEDGEMENT AND AUTHORIZATION                               _________________________________________________________________
_________________________________________________________________

I (We) agree that the above information and statements and those   Home Office Program Information:
made on all pages of this application are true and correct to the  ________________________________
best of my (our) knowledge and belief and are made as the basis
of my (our) application. I (We) acknowledge receipt of the         Select one. Once selected, the option cannot be changed.
current prospectus of First MetLife Investors Variable Annuity
Account One. PAYMENTS AND VALUES PROVIDED BY THE CONTRACT FOR
WHICH APPLICATION IS MADE ARE VARIABLE AND ARE NOT GUARANTEED AS
TO DOLLAR AMOUNT.                                                  Option A ____________________ Option B ____________________
_________________________________________________________________  _________________________________________________________________


 ______________________________________________________________
   (OWNER SIGNATURE & TITLE, ANNUITANT UNLESS OTHERWISE NOTED)

 ______________________________________________________________
                (JOINT OWNER SIGNATURE & TITLE)

 ______________________________________________________________
          (SIGNATURE OF ANNUITANT IF OTHER THAN OWNER)

Signed at ____________________________________________________
                   (City)                  (State)

Date ________________________________________________________
_________________________________________________________________

6406 (12/06)                                                                                                                APPVASNY
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____________________________________________________________________________________________________________________________________

PAYMENT ALLOCATION AND PROGRAM SELECTION (SIGNATURE(S) REQUIRED ON THE LAST PAGE OF THIS FORM)
____________________________________________________________________________________________________________________________________

1. PURCHASE PAYMENT ALLOCATION
____________________________________________________________________________________________________________________________________

Complete below for your initial Purchase Payment Allocation. If you are selecting the DCA program, be sure to allocate a sufficient portion of your initial Purchase Payment to the BlackRock Money Market Portfolio and complete Section 2, Dollar Cost Averaging
Program.

IF YOU SELECTED GMIB PLUS OR LWG IN SECTION 7 ("BENEFIT RIDERS") THEN YOU MAY ONLY CHOOSE TO ALLOCATE YOUR PURCHASE PAYMENT TO THE
PORTFOLIOS AS NOTED BELOW IN THIS SECTION.

METLIFE ASSET ALLOCATION PROGRAM                                   BlackRock Money Market Portfolio#     ________%
  MetLife Defensive Strategy Portfolio*#            ________%
  MetLife Moderate Strategy Portfolio*#             ________%
  MetLife Balanced Strategy Portfolio*#             ________%
  MetLife Growth Strategy Portfolio*#               ________%
  MetLife Aggressive Strategy Portfolio             ________%

*IF GMIB PLUS IS SELECTED, YOU MAY ONLY CHOOSE FUNDS INDICATED WITH AN ASTERISK (*).
#IF LWG IS SELECTED, YOU MAY ONLY CHOOSE FUNDS INDICATED WITH (#).
Must be whole percentages. Allocations must total 100%.
____________________________________________________________________________________________________________________________________

2.DOLLAR COST AVERAGING PROGRAM (OPTIONAL)
____________________________________________________________________________________________________________________________________

When checked below, I authorize a portion of my purchase payment to be allocated to the Dollar Cost Averaging Program elected below.
Transfers will commence on the date the purchase payment is allocated and on that same day each month thereafter. If the allocation date is the 29th, 30th or 31st, transfers will occur on the first day of the next month. If the transfer date falls on a weekend or holiday, transfers will be made on the next business day.

IF YOU SELECTED GMIB PLUS IN SECTION 7 ("BENEFIT RIDERS") THEN THE DOLLAR COST AVERAGING PROGRAM IS NOT AVAILABLE. FURTHERMORE, THE
DESTINATION PORTFOLIO(S) FOR THE LWG RIDER IS LIMITED AS NOTED BELOW.

A. PROGRAM.
                ___________________________________________________________________________________________________
                 DOLLAR COST AVERAGING PROGRAM (DCA)
                 The DCA transfers will be made from the BlackRock Money Market Portfolio. Periodic transfers from this source fund will be made to the investment portfolios in the amounts selected below.

                 [ ] $_____________ per month until the account is depleted

                 [ ] $_____________ per month for:

                     [ ] 12 Months  [ ] 24 Months  [ ] 36 Months
                     [ ] 48 Months  [ ] 60 Months  [ ] Other ____ Months
                ___________________________________________________________________________________________________

B. DESTINATION. Indicate the percentage each destination portfolio is to receive. Must be whole percentages. Allocations must total
100%.

   METLIFE ASSET ALLOCATION PROGRAM
    MetLife Defensive Strategy Portfolio#           ________%
    MetLife Moderate Strategy Portfolio#            ________%
    MetLife Balanced Strategy Portfolio#            ________%
    MetLife Growth Strategy Portfolio#              ________%
    MetLife Aggressive Strategy Portfolio           ________%

   #IF LWG IS SELECTED, YOU MAY ONLY CHOOSE FUNDS INDICATED WITH (#).
____________________________________________________________________________________________________________________________________

3. REBALANCING PROGRAM (OPTIONAL)
____________________________________________________________________________________________________________________________________

Available only if more than one portfolio is selected. When checked below, I authorize you to automatically rebalance my investment portfolios to the allocation percentage levels selected in Section 1 or 2 above, or as I may otherwise direct by Notice to you.

Frequency: [ ] Quarterly  [ ] Semiannually  [ ] Annually

If the rebalancing transfer date is the 29th, 30th or 31st, transfers will occur on the first day of the next month. If the transfer date falls on a weekend or holiday, the transfer will occur on the next business day. If the DCA program is elected, rebalancing shall be based on the transfer allocations selected for such program. You should understand that, unless this program is terminated, subsequent purchase payment allocations and transfers will be rebalanced under this program to the percentages selected. Termination or modification of this program must be by Notice to us.
____________________________________________________________________________________________________________________________________

ADMINVA-SNY (5/07)

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4. SYSTEMATIC WITHDRAWAL PROGRAM (OPTIONAL)
____________________________________________________________________________________________________________________________________

A. SOURCE: I authorize Systematic Withdrawals (minimum $100) from my Account Value to commence as indicated below (check one).

[ ] $______________Pro-rata from active investment portfolios. A maximum of an amount equal to 10% of purchase payments may be withdrawn annually under this program.

[ ] 100% of the current Annual Benefit Payment amount allowed under the LWG rider, if elected. (This withdrawal option will only increase as a result of automatic step-ups under the terms of the selected rider and not as a result of increases due to added purchase payments or interest adjustments*).

[ ] _______.0% (max 6.0%) of the Annual Increase Amount ("6% Compounding income base") of the GMIB Plus rider, if elected, determined as of the issue date**. (This withdrawal option will only increase as a result of optional or automatic step-ups under the terms of the rider and not as a result of increases due to added purchase payments or interest adjustments*).

* Optional/Automatic step-ups are elected by separate election forms.
** For these purposes any additional purchase payments made in the first 120 days of the contract issuance will be considered as if they were received on the issue date.

B. FREQUENCY: [ ] Monthly  [ ] Quarterly

[ ] Start at Issue  [ ] Start Date: _________________________ (Please pick a day, 1-28.) (If no day is chosen, default date will be monthly contract date.)

C. IMPORTANT TAX INFORMATION - Withdrawals will not be taxed under special exclusion ratio rules applicable to annuity payments. A
10% Federal tax penalty may be assessed against distributions if the Owner is under age 59 1/2. You should consult your tax advisor regarding your personal situation. IF NO SELECTION IS MADE BELOW, THE COMPANY WILL WITHHOLD THE MINIMUM AMOUNT REQUIRED BY THE
IRS. If applicable, a State Income Tax election will be made as elected below for Federal Income Tax withholding.

CHOOSE ONE: [ ] Do not withhold Federal Income Taxes  [ ] Withhold $____________ or ________%

D. PAYMENTS: Payments will be made to the owner. When completed below I wish to utilize Electronic Funds Transfer in the processing of my Systematic Withdrawal. When receiving funds via Electronic Funds Transfer, it may take up to three business days for the funds to appear in your bank account.

Bank/Brokerage Name: _____________________________________________________________________________________________________________

Bank/Brokerage Street Address: _______________________________________________ City, ST ZIP: _____________________________________

Account Number: _________________ ABA Routing Number: __________________ [ ] Checking (please attach a voided check)  [ ] Savings
____________________________________________________________________________________________________________________________________

5. AUTOMATIC PAYMENT PROGRAM (OPTIONAL)
____________________________________________________________________________________________________________________________________

When checked below, I authorize Metropolitan Life Insurance Company to initiate debit entries from my bank account as instructed by the completed Automatic Payment (AP) Account Agreement form (7252 MLIAUTOPAY) which has been included with this application. I also acknowledge that I have received a copy of the Automatic Payment (AP) Account Agreement form.

[ ] Please enroll me in the Automatic Payment Program
____________________________________________________________________________________________________________________________________

6. ANNUITY OPTION
____________________________________________________________________________________________________________________________________

Unless you specify otherwise, the Life Annuity with 10 years Guaranteed Option will automatically be applied on the Annuity Date.
The Assumed Investment Return (AIR) for a Variable Annuity Option will be 3%. If you wish to select a different Annuity Option or
AIR, please call or write MetLife Investors' Service Center per the information provided on the first page of the application, or as you otherwise direct in section 8.
____________________________________________________________________________________________________________________________________

7. TRUSTEE CERTIFICATION REQUIREMENT
____________________________________________________________________________________________________________________________________

If Owner is a trust, please complete the "7233 Trustee Certification Form" and submit it with this application.
____________________________________________________________________________________________________________________________________

8. SPECIAL REQUESTS
____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

9. SIGNATURES
____________________________________________________________________________________________________________________________________

__________________________________________________________________    ____________________________________________________________
Name of Owner & Title (please print)                                  Name of Joint Owner & Title (please print)

__________________________________________________________________    ____________________________________________________________
Signature of Owner                                                    Signature of Joint Owner

__________________________________________________________________    ____________________________________________________________
E-mail Address                                                        Date
____________________________________________________________________________________________________________________________________
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ADMINVA-SNY (5/07)